AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2024

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2023 and consolidated statements of operations for the years ended December 31, 2023 and December 31, 2022.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•losses related to the Israel-Hamas conflict and the associated conflict in the Red Sea, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•the adverse impact of social and economic inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;

Strategic Risk
•increased competition and consolidation in the insurance and reinsurance industry;
•changes in the political environment of certain countries in which we operate or underwrite business;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;
•the adverse impact of contagious diseases (including COVID-19) on our business, results of operations, financial condition, and liquidity;

i

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•difficulties with technology and/or data security;
•the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, property in transit, onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: provides cover for primary and low to mid-level excess and umbrella commercial liability, and environmental liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for a range of exposures including offshore energy, renewable offshore energy, cargo, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)
REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber, and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and motor property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered predominantly relating to European exposures.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine exposures such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended March 31,
		2024	2023	Change

HIGHLIGHTS	Gross premiums written	$2,654,427	$2,381,976	11.4%
	Gross premiums written - Insurance	59.3%	59.4%	(0.1)	pts
	Gross premiums written - Reinsurance	40.7%	40.6%	0.1	pts
	Net premiums written	$1,722,073	$1,608,356	7.1%
	Net premiums earned	$1,258,041	$1,230,199	2.3%
	Net premiums earned - Insurance	73.0%	66.4%	6.6	pts
	Net premiums earned - Reinsurance	27.0%	33.6%	(6.6)	pts
	Net income available to common shareholders	$387,896	$172,534	nm
	Operating income [a]	$220,162	$200,054	10.1%
	Annualized return on average common equity [b]	32.1%	16.2%	15.9	pts
	Annualized operating return on average common equity [c]	18.2%	18.8%	(0.6)	pts
	Total shareholders’ equity	$5,505,155	$4,960,229	11.0%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$4.53	$2.01	nm
	Operating income per diluted common share [d]	$2.57	$2.33	10.3%
	Weighted average diluted common shares outstanding	85,693	85,853	(0.2%)
	Book value per common share	$58.51	$51.77	13.0%
	Book value per diluted common share (treasury stock method)	$57.13	$50.31	13.6%
	Tangible book value per diluted common share (treasury stock method) [a]	$54.42	$47.53	14.5%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	56.4%	55.8%	0.6	pts
	Catastrophe and weather-related losses ratio	1.5%	3.1%	(1.6)	pts
	Current accident year loss ratio	57.9%	58.9%	(1.0)	pts
	Prior year reserve development ratio	—%	(0.3%)	0.3	pts
	Net losses and loss expenses ratio	57.9%	58.6%	(0.7)	pts
	Acquisition cost ratio	20.2%	18.7%	1.5	pts
	General and administrative expense ratio [e]	13.0%	13.6%	(0.6)	pts
	Combined ratio	91.1%	90.9%	0.2	pts

INVESTMENT DATA	Total assets	$31,758,690	$28,564,977	11.2%
	Total cash and invested assets [f]	$16,808,240	$15,983,741	5.2%
	Net investment income	$167,383	$133,771	25.1%
	Net investment gains (losses)	$(9,207)	$(20,190)	(54.4%)
	Book yield of fixed maturities	4.3%	3.7%	0.6	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

	Three months ended March 31,
	2024	2023

Revenues
Net premiums earned	$1,258,041	$1,230,199
Net investment income	167,383	133,771
Net investment gains (losses)	(9,207)	(20,190)
Other insurance related income	8,340	577
Total revenues	1,424,557	1,344,357

Expenses
Net losses and loss expenses	728,671	720,642
Acquisition costs	254,254	230,373
General and administrative expenses	163,373	166,811
Foreign exchange losses (gains)	(23,552)	8,710
Interest expense and financing costs	17,147	16,894
Reorganization expenses	12,299	—
Amortization of intangible assets	2,729	2,729
Total expenses	1,154,921	1,146,159

Income before income taxes and interest in income (loss) of equity method investments	269,636	198,198
Income tax (expense) benefit	124,654	(15,896)
Interest in income (loss) of equity method investments	1,169	(2,205)
Net income	395,459	180,097
Preferred share dividends	7,563	7,563
Net income available to common shareholders	$387,896	$172,534

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$2,654,427	$1,784,293	$1,905,878	$2,284,378	$2,381,976	$2,634,608	$8,356,525
Ceded premiums written	(932,354)	(712,038)	(930,521)	(838,021)	(773,620)	(821,736)	(3,254,200)
Net premiums written	1,722,073	1,072,255	975,357	1,446,357	1,608,356	1,812,872	5,102,325

Gross premiums earned	2,044,647	2,035,926	2,046,222	1,969,662	1,921,768	1,902,508	7,973,577
Ceded premiums earned	(786,606)	(770,653)	(723,658)	(703,917)	(691,569)	(644,262)	(2,889,796)
Net premiums earned	1,258,041	1,265,273	1,322,564	1,265,745	1,230,199	1,258,246	5,083,781
Other insurance related income	8,340	6,050	10,344	5,524	577	6,693	22,495
Total underwriting revenues	1,266,381	1,271,323	1,332,908	1,271,269	1,230,776	1,264,939	5,106,276

UNDERWRITING EXPENSES
Net losses and loss expenses	728,671	1,152,262	783,940	736,257	720,642	732,699	3,393,102
Acquisition costs	254,254	253,918	263,389	253,265	230,373	248,352	1,000,945
Underwriting-related general and administrative expenses [a]	137,793	139,216	138,601	133,255	140,395	145,096	551,467
Total underwriting expenses	1,120,718	1,545,396	1,185,930	1,122,777	1,091,410	1,126,147	4,945,514

UNDERWRITING INCOME (LOSS) [b]	145,663	(274,073)	146,978	148,492	139,366	138,792	160,762

OTHER (EXPENSES) REVENUES
Net investment income	167,383	186,937	154,201	136,829	133,771	91,355	611,742
Net investment gains (losses)	(9,207)	23,041	(53,114)	(24,370)	(20,190)	(94,508)	(74,630)
Corporate expenses [a]	(25,580)	(30,633)	(40,682)	(35,248)	(26,416)	(23,945)	(132,979)
Foreign exchange (losses) gains	23,552	(69,871)	50,570	(30,104)	(8,710)	44,273	(58,115)
Interest expense and financing costs	(17,147)	(18,344)	(16,445)	(16,738)	(16,894)	(15,564)	(68,421)
Reorganization expenses	(12,299)	—	(28,997)	—	—	—	(28,997)
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(10,917)
Total other (expenses) revenues	123,973	88,401	62,804	27,640	58,832	(1,118)	237,683

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	269,636	(185,672)	209,782	176,132	198,198	137,674	398,445
Income tax (expense) benefit	124,654	41,762	(24,624)	(27,558)	(15,896)	(24)	(26,316)
Interest in income (loss) of equity method investments	1,169	1,328	2,940	2,100	(2,205)	11,550	4,163

NET INCOME (LOSS)	395,459	(142,582)	188,098	150,674	180,097	149,200	376,292
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$387,896	$(150,145)	$180,535	$143,111	$172,534	$141,637	$346,042

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022	2023
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.4%	55.4%	56.3%	56.1%	55.8%	54.2%	55.9%
Catastrophe and weather-related losses ratio	1.5%	2.1%	3.2%	2.6%	3.1%	4.7%	2.7%
Current accident year loss ratio	57.9%	57.5%	59.5%	58.7%	58.9%	58.9%	58.6%
Prior year reserve development ratio	—%	33.6%	(0.2%)	(0.5%)	(0.3%)	(0.7%)	8.1%
Net losses and loss expenses ratio	57.9%	91.1%	59.3%	58.2%	58.6%	58.2%	66.7%
Acquisition cost ratio	20.2%	20.1%	19.9%	20.0%	18.7%	19.7%	19.7%
General and administrative expense ratio [a]	13.0%	13.4%	13.5%	13.3%	13.6%	13.5%	13.5%
Combined ratio	91.1%	124.6%	92.7%	91.5%	90.9%	91.4%	99.9%

Weighted average common shares outstanding	84,879	85,268	85,223	85,207	84,864	84,961	85,142
Weighted average diluted common shares outstanding [b]	85,693	85,268	86,108	85,812	85,853	85,808	86,012
Earnings (loss) per common share	$4.57	($1.76)	$2.12	$1.68	$2.03	$1.67	$4.06
Earnings (loss) per diluted common share	$4.53	($1.76)	$2.10	$1.67	$2.01	$1.65	$4.02
Annualized ROACE	32.1%	(13.1%)	16.1%	12.9%	16.2%	12.0%	7.9%
Annualized operating ROACE	18.2%	(9.3%)	18.0%	17.2%	18.8%	15.3%	11.0%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the quarter ended December 31, 2023, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended March 31, 2024			Three months ended March 31, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,574,505	$1,079,922	$2,654,427	$1,415,612	$966,364	$2,381,976
Ceded premiums written	(552,151)	(380,203)	(932,354)	(533,036)	(240,584)	(773,620)
Net premiums written	1,022,354	699,719	1,722,073	882,576	725,780	1,608,356

Gross premiums earned	1,499,039	545,608	2,044,647	1,370,696	551,072	1,921,768
Ceded premiums earned	(581,093)	(205,513)	(786,606)	(554,240)	(137,329)	(691,569)
Net premiums earned	917,946	340,095	1,258,041	816,456	413,743	1,230,199
Other insurance related income	21	8,319	8,340	54	523	577
Total underwriting revenues	917,967	348,414	1,266,381	816,510	414,266	1,230,776

UNDERWRITING EXPENSES
Net losses and loss expenses	496,864	231,807	728,671	449,467	271,175	720,642
Acquisition costs	176,029	78,225	254,254	147,058	83,315	230,373
Underwriting-related general and administrative expenses	122,087	15,706	137,793	116,630	23,765	140,395
Total underwriting expenses	794,980	325,738	1,120,718	713,155	378,255	1,091,410

UNDERWRITING INCOME	$122,987	$22,676	$145,663	$103,355	$36,011	$139,366

Catastrophe and weather-related losses, net of reinstatement premiums	$19,153	$602	$19,755	$24,333	$13,390	$37,723
Net favorable prior year reserve development	$—	$—	$—	$1,041	$2,997	$4,038

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.0%	68.0%	56.4%	52.2%	63.0%	55.8%
Catastrophe and weather-related losses ratio	2.1%	0.2%	1.5%	3.0%	3.3%	3.1%
Current accident year loss ratio	54.1%	68.2%	57.9%	55.2%	66.3%	58.9%
Prior year reserve development ratio	—%	—%	—%	(0.1%)	(0.8%)	(0.3%)
Net losses and loss expenses ratio	54.1%	68.2%	57.9%	55.1%	65.5%	58.6%
Acquisition cost ratio	19.2%	23.0%	20.2%	18.0%	20.1%	18.7%
Underwriting-related general and administrative expense ratio	13.3%	4.6%	11.0%	14.2%	5.8%	11.5%
Corporate expense ratio			2.0%			2.1%
Combined ratio	86.6%	95.8%	91.1%	87.3%	91.4%	90.9%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022	2023

INSURANCE SEGMENT
Professional Lines	$236,665	$338,938	$285,739	$294,403	$221,615	$304,415	$1,140,695
Property	478,835	426,500	395,269	533,479	381,339	307,919	1,736,586
Liability	287,705	327,723	316,433	328,768	284,026	253,162	1,256,951
Cyber	132,936	166,312	148,011	182,049	152,788	131,451	649,160
Marine and Aviation	262,010	162,766	169,819	205,153	233,424	224,517	771,162
Accident and Health	104,606	79,597	88,742	85,836	79,384	58,301	333,559
Credit and Political Risk	71,748	81,542	53,611	54,462	63,036	47,499	252,651
TOTAL INSURANCE SEGMENT	$1,574,505	$1,583,378	$1,457,624	$1,684,150	$1,415,612	$1,327,264	$6,140,764

REINSURANCE SEGMENT
Liability	$218,175	$100,041	$184,665	$159,234	$198,861	$284,348	$642,801
Accident and Health	310,792	15,524	64,463	20,696	295,985	330,732	396,668
Professional Lines	146,832	13,838	42,950	186,233	136,201	133,579	379,222
Credit and Surety	164,043	61,930	70,486	103,430	115,237	103,876	351,083
Motor	152,145	7,273	27,113	26,966	140,115	151,714	201,466
Agriculture	39,501	(931)	37,846	66,985	22,399	27,826	126,300
Marine and Aviation	46,134	2,740	6,954	22,034	30,531	50,485	62,260
Total	1,077,622	200,415	434,477	585,578	939,329	1,082,560	2,159,800

Run-off lines
Catastrophe	1,423	(3,414)	6,415	10,874	16,301	138,396	30,175
Property	(156)	2,795	5,271	3,842	9,605	76,323	21,513
Engineering	1,033	1,119	2,091	(66)	1,129	10,065	4,273
Total run-off lines	2,300	500	13,777	14,650	27,035	224,784	55,961
TOTAL REINSURANCE SEGMENT	$1,079,922	$200,915	$448,254	$600,228	$966,364	$1,307,344	$2,215,761

CONSOLIDATED TOTAL	$2,654,427	$1,784,293	$1,905,878	$2,284,378	$2,381,976	$2,634,608	$8,356,525

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$2,654,427	$1,784,293	$1,905,878	$2,284,378	$2,381,976	$2,634,608	$8,356,525
Ceded premiums written	(932,354)	(712,038)	(930,521)	(838,021)	(773,620)	(821,736)	(3,254,200)
Net premiums written	1,722,073	1,072,255	975,357	1,446,357	1,608,356	1,812,872	5,102,325

Gross premiums earned	2,044,647	2,035,926	2,046,222	1,969,662	1,921,768	1,902,508	7,973,577
Ceded premiums earned	(786,606)	(770,653)	(723,658)	(703,917)	(691,569)	(644,262)	(2,889,796)
Net premiums earned	1,258,041	1,265,273	1,322,564	1,265,745	1,230,199	1,258,246	5,083,781
Other insurance related income	8,340	6,050	10,344	5,524	577	6,693	22,495
Total underwriting revenues	1,266,381	1,271,323	1,332,908	1,271,269	1,230,776	1,264,939	5,106,276

UNDERWRITING EXPENSES
Net losses and loss expenses	728,671	1,152,262	783,940	736,257	720,642	732,699	3,393,102
Acquisition costs	254,254	253,918	263,389	253,265	230,373	248,352	1,000,945
Underwriting-related general and administrative expenses	137,793	139,216	138,601	133,255	140,395	145,096	551,467
Total underwriting expenses	1,120,718	1,545,396	1,185,930	1,122,777	1,091,410	1,126,147	4,945,514

UNDERWRITING INCOME (LOSS)	$145,663	$(274,073)	$146,978	$148,492	$139,366	$138,792	$160,762

Catastrophe and weather-related losses, net of reinstatement premiums	$19,755	$25,866	$41,663	$32,228	$37,723	$60,076	$137,702
Net favorable (adverse) prior year reserve development	$—	$(425,001)	$2,762	$6,319	$4,038	$8,956	$(411,882)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.4%	55.4%	56.3%	56.1%	55.8%	54.2%	55.9%
Catastrophe and weather-related losses ratio	1.5%	2.1%	3.2%	2.6%	3.1%	4.7%	2.7%
Current accident year loss ratio	57.9%	57.5%	59.5%	58.7%	58.9%	58.9%	58.6%
Prior year reserve development ratio	—%	33.6%	(0.2%)	(0.5%)	(0.3%)	(0.7%)	8.1%
Net losses and loss expenses ratio	57.9%	91.1%	59.3%	58.2%	58.6%	58.2%	66.7%
Acquisition cost ratio	20.2%	20.1%	19.9%	20.0%	18.7%	19.7%	19.7%
General and administrative expenses ratio [a]	13.0%	13.4%	13.5%	13.3%	13.6%	13.5%	13.5%
Combined ratio	91.1%	124.6%	92.7%	91.5%	90.9%	91.4%	99.9%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$1,574,505	$1,583,378	$1,457,624	$1,684,150	$1,415,612	$1,327,264	$6,140,764
Ceded premiums written	(552,151)	(613,507)	(572,372)	(663,129)	(533,036)	(483,352)	(2,382,044)
Net premiums written	1,022,354	969,871	885,252	1,021,021	882,576	843,912	3,758,720

Gross premiums earned	1,499,039	1,485,956	1,463,578	1,393,438	1,370,696	1,233,281	5,713,667
Ceded premiums earned	(581,093)	(569,177)	(577,864)	(550,687)	(554,240)	(480,465)	(2,251,967)
Net premiums earned	917,946	916,779	885,714	842,751	816,456	752,816	3,461,700
Other insurance related income (loss)	21	(289)	(22)	58	54	82	(198)
Total underwriting revenues	917,967	916,490	885,692	842,809	816,510	752,898	3,461,502

UNDERWRITING EXPENSES
Net losses and loss expenses	496,864	681,515	491,368	457,650	449,467	405,745	2,080,001
Acquisition costs	176,029	175,050	169,384	156,972	147,058	138,812	648,463
Underwriting-related general and administrative expenses	122,087	121,600	120,330	113,534	116,630	113,950	472,094
Total underwriting expenses	794,980	978,165	781,082	728,156	713,155	658,507	3,200,558

UNDERWRITING INCOME (LOSS)	$122,987	$(61,675)	$104,610	$114,653	$103,355	$94,391	$260,944

Catastrophe and weather-related losses, net of reinstatement premiums	$19,153	$23,074	$37,145	$26,440	$24,333	$32,730	$111,040
Net favorable (adverse) prior year reserve development	$—	$(181,787)	$1,609	$2,784	$1,041	$7,062	$(176,353)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.0%	52.0%	51.5%	51.5%	52.2%	50.5%	51.8%
Catastrophe and weather-related losses ratio	2.1%	2.5%	4.2%	3.1%	3.0%	4.3%	3.2%
Current accident year loss ratio	54.1%	54.5%	55.7%	54.6%	55.2%	54.8%	55.0%
Prior year reserve development ratio	—%	19.8%	(0.2%)	(0.3%)	(0.1%)	(0.9%)	5.1%
Net losses and loss expenses ratio	54.1%	74.3%	55.5%	54.3%	55.1%	53.9%	60.1%
Acquisition cost ratio	19.2%	19.1%	19.1%	18.6%	18.0%	18.4%	18.7%
Underwriting-related general and administrative expenses ratio	13.3%	13.3%	13.6%	13.5%	14.2%	15.2%	13.7%
Combined ratio	86.6%	106.7%	88.2%	86.4%	87.3%	87.5%	92.5%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022	2023
UNDERWRITING REVENUES
Gross premiums written	$1,079,922	$200,915	$448,254	$600,228	$966,364	$1,307,344	$2,215,761
Ceded premiums written	(380,203)	(98,531)	(358,149)	(174,892)	(240,584)	(338,384)	(872,156)
Net premiums written	699,719	102,384	90,105	425,336	725,780	968,960	1,343,605

Gross premiums earned	545,608	549,970	582,644	576,224	551,072	669,227	2,259,910
Ceded premiums earned	(205,513)	(201,476)	(145,794)	(153,230)	(137,329)	(163,797)	(637,829)
Net premiums earned	340,095	348,494	436,850	422,994	413,743	505,430	1,622,081
Other insurance related income	8,319	6,339	10,366	5,466	523	6,611	22,693
Total underwriting revenues	348,414	354,833	447,216	428,460	414,266	512,041	1,644,774

UNDERWRITING EXPENSES
Net losses and loss expenses	231,807	470,747	292,572	278,607	271,175	326,954	1,313,101
Acquisition costs	78,225	78,868	94,005	96,293	83,315	109,540	352,482
Underwriting-related general and administrative expenses	15,706	17,616	18,271	19,721	23,765	31,146	79,373
Total underwriting expenses	325,738	567,231	404,848	394,621	378,255	467,640	1,744,956

UNDERWRITING INCOME (LOSS)	$22,676	$(212,398)	$42,368	$33,839	$36,011	$44,401	$(100,182)

Catastrophe and weather-related losses, net of reinstatement premiums	$602	$2,792	$4,518	$5,788	$13,390	$27,346	$26,662
Net favorable (adverse) prior year reserve development	$—	$(243,214)	$1,153	$3,535	$2,997	$1,894	$(235,529)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	68.0%	64.5%	66.2%	65.3%	63.0%	59.7%	64.8%
Catastrophe and weather-related losses ratio	0.2%	0.8%	1.0%	1.4%	3.3%	5.4%	1.6%
Current accident year loss ratio	68.2%	65.3%	67.2%	66.7%	66.3%	65.1%	66.4%
Prior year reserve development ratio	—%	69.8%	(0.2%)	(0.8%)	(0.8%)	(0.4%)	14.6%
Net losses and loss expenses ratio	68.2%	135.1%	67.0%	65.9%	65.5%	64.7%	81.0%
Acquisition cost ratio	23.0%	22.6%	21.5%	22.8%	20.1%	21.7%	21.7%
Underwriting-related general and administrative expense ratio	4.6%	5.1%	4.2%	4.6%	5.8%	6.1%	4.9%
Combined ratio	95.8%	162.8%	92.7%	93.3%	91.4%	92.5%	107.6%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Year ended December 31,
	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022	2023

Fixed maturities	$139,396	$139,183	$133,006	$124,390	$118,262	$64,809	$514,842
Other investments	5,673	24,954	312	(5,341)	486	26,050	20,411
Equity securities	2,762	3,592	3,050	2,990	2,455	2,172	12,088
Mortgage loans	9,130	9,154	8,892	8,880	8,386	4,163	35,312
Cash and cash equivalents	13,661	14,622	14,465	11,161	10,012	1,118	50,261
Short-term investments	3,463	2,939	2,195	2,129	1,660	166	8,924

Gross investment income	174,085	194,444	161,920	144,209	141,261	98,478	641,838
Investment expenses	(6,702)	(7,507)	(7,719)	(7,380)	(7,490)	(7,123)	(30,096)

Net investment income	$167,383	$186,937	$154,201	$136,829	$133,771	$91,355	$611,742

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2024	2023	2023	2023	2023	2022
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,269,310	$12,234,742	$11,723,368	$11,564,397	$11,627,555	$11,456,024
Fixed maturities, held to maturity, at amortized cost	693,042	686,296	712,840	717,310	716,768	493,509
Equity securities, at fair value	582,178	588,511	556,262	596,692	573,916	563,950
Mortgage loans, held for investment, at fair value	609,704	610,148	610,277	609,274	634,470	627,063
Other investments, at fair value	934,724	949,413	954,571	970,079	1,008,887	954,602
Equity method investments	182,594	174,634	162,412	148,183	146,083	157,843
Short-term investments, at fair value	75,879	17,216	115,959	46,282	70,416	70,385
Total investments	15,347,431	15,260,960	14,835,689	14,652,217	14,778,095	14,323,376
Cash and cash equivalents	1,841,574	1,383,985	1,267,315	1,518,270	1,179,295	1,706,711
Accrued interest receivable	107,131	106,055	99,978	100,915	97,983	64,906
Insurance and reinsurance premium balances receivable	3,517,242	3,067,554	3,207,444	3,371,439	3,119,158	3,163,990
Reinsurance recoverable on unpaid losses and loss expenses	6,503,188	6,323,083	6,031,527	5,865,609	5,823,417	4,957,080
Reinsurance recoverable on paid losses and loss expenses	472,660	575,847	594,375	572,757	593,013	612,027
Deferred acquisition costs	543,343	450,950	503,617	586,085	560,173	575,250
Prepaid reinsurance premiums	2,060,717	1,916,087	1,973,378	1,767,474	1,632,513	1,555,303
Receivable for investments sold	5,686	8,767	17,306	22,102	7,079	55,473
Goodwill	100,801	100,801	100,801	100,801	100,801	100,801
Intangible assets	184,155	186,883	189,612	192,342	195,071	205,988
Operating lease right-of-use assets	104,162	108,093	104,240	108,511	88,155	98,837
Loan advances made	345,065	305,222	138,012	55,596	79,684	56,174
Other assets	625,535	456,385	409,230	401,575	390,224	388,816
TOTAL ASSETS	$31,758,690	$30,250,672	$29,472,524	$29,315,693	$28,644,661	$27,864,732

LIABILITIES
Reserve for losses and loss expenses	$16,630,897	$16,434,018	$15,555,256	$15,419,498	$15,314,644	$14,470,155
Unearned premiums	5,353,827	4,747,602	4,995,785	5,139,177	4,821,775	4,824,128
Insurance and reinsurance balances payable	1,909,309	1,792,719	1,900,188	1,783,610	1,654,292	1,578,432
Debt	1,314,074	1,313,714	1,313,358	1,313,006	1,312,658	1,311,304
Federal Home Loan Bank advances	85,790	85,790	85,790	85,790	85,790	—
Payable for investments purchased	493,582	26,093	87,992	81,835	78,711	127,284
Operating lease liabilities	119,124	123,101	116,547	121,922	99,130	113,340
Other liabilities	346,932	464,439	384,400	349,894	317,432	319,549
TOTAL LIABILITIES	26,253,535	24,987,476	24,439,316	24,294,732	23,684,432	22,744,192

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,368,144	2,383,030	2,375,678	2,361,185	2,347,637	2,328,986
Accumulated other comprehensive income (loss)	(411,849)	(365,836)	(775,439)	(630,509)	(571,896)	(338,300)
Retained earnings	6,790,558	6,440,528	6,628,179	6,485,901	6,381,201	6,308,712
Treasury shares, at cost	(3,793,904)	(3,746,732)	(3,747,416)	(3,747,822)	(3,748,919)	(3,731,064)
TOTAL SHAREHOLDERS' EQUITY	5,505,155	5,263,196	5,033,208	5,020,961	4,960,229	5,120,540

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$31,758,690	$30,250,672	$29,472,524	$29,315,693	$28,644,661	$27,864,732

Book value per common share	$58.51	$55.26	$52.60	$52.47	$51.77	$53.60
Book value per diluted common share	$57.13	$54.06	$51.17	$50.98	$50.31	$51.97
Tangible book value per diluted common share	$54.42	$51.34	$48.44	$48.22	$47.53	$49.08
Debt to total capital [a]	19.3%	20.0%	20.7%	20.7%	20.9%	20.4%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At March 31, 2024						At December 31, 2023
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,649,595	$—	$1,590	$(57,468)	$2,593,717	15.6%	$3,007,528	18.1%
Non-U.S. government	757,162	(17)	4,851	(23,798)	738,198	4.4%	723,959	4.3%
Corporate debt	5,095,372	(3,973)	37,431	(212,892)	4,915,938	29.2%	4,474,172	26.7%
Agency RMBS	1,684,869	—	4,273	(103,522)	1,585,620	9.4%	1,634,661	9.8%
CMBS	870,433	—	545	(50,585)	820,393	4.9%	839,696	5.0%
Non-Agency RMBS	152,322	(198)	518	(12,650)	139,992	0.8%	153,396	0.9%
ABS	1,336,681	(49)	2,148	(20,875)	1,317,905	7.8%	1,242,971	7.4%
Municipals	167,776	—	371	(10,600)	157,547	0.9%	158,359	0.9%
Total fixed maturities, available for sale, at fair value	12,714,210	(4,237)	51,727	(492,390)	12,269,310	73.0%	12,234,742	73.1%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	100,217	—	—	—	100,217	0.6%	95,200	0.6%
ABS	592,825	—	—	—	592,825	3.5%	591,096	3.5%
Total fixed maturities, held to maturity, at amortized cost	693,042	—	—	—	693,042	4.1%	686,296	4.1%

Equity securities, at fair value
Common stocks	2,843	—	25	(416)	2,452	—%	2,546	—%
Preferred Stocks	5,654	—	161	(113)	5,702	—%	5,601	—%
Exchange-traded funds	188,548	—	99,734	(1,116)	287,166	1.8%	287,275	1.7%
Bond mutual funds	348,493	—	2,327	(63,962)	286,858	1.7%	293,089	1.8%
Total equity securities, at fair value	545,538	—	102,247	(65,607)	582,178	3.5%	588,511	3.5%

Total fixed maturities and equity securities	$13,952,790	$(4,237)	$153,974	$(557,997)	13,544,530	80.6%	13,509,549	80.7%
Mortgage loans, held for investment					609,704	3.6%	610,148	3.6%
Other investments					934,724	5.6%	949,413	5.7%
Equity method investments					182,594	1.1%	174,634	1.0%
Short-term investments					75,879	0.4%	17,216	0.2%
Total investments					15,347,431	91.3%	15,260,960	91.2%
Cash and cash equivalents [a]					1,841,574	11.0%	1,383,985	8.3%
Accrued interest receivable					107,131	0.6%	106,055	0.6%
Net receivable/(payable) for investments sold (purchased)					(487,896)	(2.9%)	(17,326)	(0.1%)
Total cash and invested assets					$16,808,240	100.0%	$16,733,674	100.0%

[a]    Includes $698 million and $431 million of restricted cash and cash equivalents at March 31, 2024 and December 31, 2023, respectively.

	At March 31, 2024		At December 31, 2023
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	$24,950	2.7%	$24,619	2.6%
Direct lending funds	168,987	18.1%	192,270	20.3%
Real estate funds	309,545	33.1%	317,325	33.4%
Private equity funds	309,399	33.1%	301,712	31.8%
Other privately held investments	116,857	12.5%	108,187	11.4%
Collateralized loan obligations - equity tranches	4,986	0.5%	5,300	0.5%
Total	$934,724	100.0%	$949,413	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	15.6%	18.1%	17.6%	17.2%	18.1%	14.3%
Non-U.S. government	4.4%	4.3%	4.2%	3.6%	3.5%	4.6%
Corporate debt	29.2%	26.7%	26.2%	26.7%	26.9%	27.9%
MBS:
Agency RMBS	9.4%	9.8%	9.6%	8.7%	8.0%	5.8%
CMBS	4.9%	5.0%	5.4%	5.4%	5.8%	7.2%
Non-agency RMBS	0.8%	0.9%	0.9%	0.8%	0.8%	1.1%
ABS	7.8%	7.4%	7.9%	8.0%	8.7%	9.6%
Municipals	0.9%	0.9%	0.9%	0.9%	0.9%	1.0%

Total Fixed Maturities, available for sale	73.0%	73.1%	72.7%	71.3%	72.7%	71.5%
Fixed Maturities, held to maturity:
Corporate debt	0.6%	0.6%	0.6%	0.6%	0.5%	0.3%
ABS	3.5%	3.5%	3.8%	3.8%	4.0%	2.8%

Total Fixed Maturities, held to maturity	4.1%	4.1%	4.4%	4.4%	4.5%	3.1%
Equity securities	3.5%	3.5%	3.4%	3.7%	3.6%	3.5%
Mortgage loans	3.6%	3.6%	3.8%	3.8%	4.0%	3.9%
Other investments	5.6%	5.7%	5.9%	6.0%	6.3%	6.0%
Equity method investments	1.1%	1.0%	1.0%	0.9%	0.9%	1.0%
Short-term investments	0.4%	0.2%	0.8%	0.3%	0.5%	0.4%

Total Investments	91.3%	91.2%	92.0%	90.4%	92.5%	89.4%
Cash and cash equivalents	11.0%	8.3%	7.9%	9.4%	7.4%	10.7%
Accrued interest receivable	0.6%	0.6%	0.6%	0.6%	0.6%	0.4%
Net receivable/(payable) for investments sold (purchased)	(2.9%)	(0.1%)	(0.5%)	(0.4%)	(0.5%)	(0.5%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	20.0%	23.3%	23.0%	22.7%	23.5%	19.0%
AAA [a]	21.7%	21.3%	22.4%	34.8%	34.3%	35.0%
AA [a]	20.4%	20.5%	20.4%	7.0%	7.1%	7.6%
A	16.1%	15.9%	15.1%	15.6%	14.9%	15.9%
BBB	11.6%	11.0%	10.7%	11.2%	11.3%	12.8%
Below BBB	10.2%	8.0%	8.4%	8.7%	8.9%	9.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	3.3%	3.6%	4.4%	4.9%	4.5%	4.2%
From one to five years	44.7%	45.1%	43.1%	42.3%	42.4%	38.5%
From five to ten years	16.3%	15.6%	15.7%	16.2%	16.4%	19.5%
Above ten years	1.3%	1.2%	1.1%	1.3%	1.4%	2.3%
Asset-backed and mortgage-backed securities	34.4%	34.5%	35.7%	35.3%	35.3%	35.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.3%	4.2%	4.1%	3.9%	3.7%	2.1%
Yield to maturity of fixed maturities	5.6%	5.4%	6.2%	5.9%	5.4%	3.1%
Average duration of fixed maturities (inclusive of duration hedges)	3.0 yrs	3.0 yrs	3.0 yrs	2.9 yrs	3.0 yrs	3.1 yrs
Average credit quality of fixed maturities	A+	AA-	AA-	AA-	AA-	AA-

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") and reflect the downgrade of the U.S. government on August 1, 2023.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At March 31, 2024

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,585,620	$131,434	$5,152	$1,275	$98	$2,033	$1,725,612
Commercial MBS	81,123	695,072	39,541	85	4,572	—	820,393
ABS	—	1,081,741	115,393	86,356	32,580	1,835	1,317,905

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,666,743	$1,908,247	$160,086	$87,716	$37,250	$3,868	$3,863,910

Percentage of total	43.1%	49.4%	4.1%	2.3%	1.0%	0.1%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$336,641	$256,184	$—	$—	$—	$592,825

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$336,641	$256,184	$—	$—	$—	$592,825

Percentage of total	—%	56.8%	43.2%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended March 31, 2024			Three months ended March 31, 2023
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$16,434,018	$(6,323,083)	$10,110,935	$15,168,863	$(5,831,172)	$9,337,691
Incurred losses and loss expenses	1,237,194	(508,523)	728,671	1,060,937	(340,295)	720,642
Paid losses and loss expenses	(972,666)	309,371	(663,295)	(979,500)	366,300	(613,200)
Foreign exchange and other	(67,649)	19,047	(48,602)	64,344	(18,250)	46,094

End of period [a]	$16,630,897	$(6,503,188)	$10,127,709	$15,314,644	$(5,823,417)	$9,491,227

[a]  At March 31, 2024, reserve for losses and loss expenses included IBNR of $11.2 billion, or 67% (December 31, 2023: $10.9 billion, or 66%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended March 31, 2024			Three months ended March 31, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$567,035	$405,631	$972,666	$557,669	$421,831	$979,500
Reinsurance recoverable on paid losses and loss expenses	(219,214)	(90,157)	(309,371)	(285,428)	(80,872)	(366,300)
Net paid losses and loss expenses	347,821	315,474	663,295	272,241	340,959	613,200

Gross case reserves	25,899	(68,248)	(42,349)	55,769	27,748	83,517
Gross IBNR	279,567	27,310	306,877	130,922	(133,002)	(2,080)
Reinsurance recoverable on unpaid losses and loss expenses	(156,423)	(42,729)	(199,152)	(9,465)	35,470	26,005
Net unpaid losses and loss expenses	149,043	(83,667)	65,376	177,226	(69,784)	107,442

Total net incurred losses and loss expenses	$496,864	$231,807	$728,671	$449,467	$271,175	$720,642

Gross reserve for losses and loss expenses	$9,789,623	$6,841,274	$16,630,897	$8,599,025	$6,715,619	$15,314,644

Net favorable prior year reserve development	$—	$—	$—	$1,041	$2,997	$4,038

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	70.0%	136.1%	91.0%	60.6%	125.7%	85.1%

Net paid losses and loss expenses / Net premiums earned	37.9%	92.8%	52.7%	33.3%	82.4%	49.8%
Net unpaid losses and loss expenses / Net premiums earned	16.2%	(24.6%)	5.2%	21.8%	(16.9%)	8.8%
Net losses and loss expenses ratio	54.1%	68.2%	57.9%	55.1%	65.5%	58.6%

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended March 31,
	2024	2023

Net income available to common shareholders	$387,896	$172,534

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,879	84,864
Dilutive share equivalents:
Share-based compensation plans	814	989
Weighted average diluted common shares outstanding	85,693	85,853

EARNINGS PER COMMON SHARE
Earnings per common share	$4.57	$2.03
Earnings per diluted common share	$4.53	$2.01

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022

Net income (loss) available (attributable) to common shareholders	$387,896	$(150,145)	$180,535	$143,111	$172,534	$141,637

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	85,286	85,228	85,216	85,183	84,668	84,774
Shares issued and treasury shares reissued	682	167	19	53	777	747
Shares repurchased for treasury	(1,281)	(109)	(7)	(20)	(262)	(245)
Common shares - at end of period	84,687	85,286	85,228	85,216	85,183	85,276

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,879	85,268	85,223	85,207	84,864	84,961
Dilutive share equivalents:
Share-based compensation plans [a]	814	—	885	605	989	847
Weighted average diluted common shares outstanding	85,693	85,268	86,108	85,812	85,853	85,808

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$4.57	($1.76)	$2.12	$1.68	$2.03	$1.67
Earnings (loss) per diluted common share	$4.53	($1.76)	$2.10	$1.67	$2.01	$1.65

[a] Due to the net loss attributable to common shareholders recognized for the quarter ended December 31, 2023, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2024

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$65.02

Book value per common share	$4,955,155	84,687	$58.51

Dilutive securities:
Restricted stock units		2,051	(1.38)
Book value per diluted common share	$4,955,155	86,738	$57.13

	At December 31, 2023

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$55.37

Book value per common share	$4,713,196	85,286	$55.26

Dilutive securities:
Restricted stock units		1,903	(1.20)
Book value per diluted common share	$4,713,196	87,189	$54.06

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q1 2022

Common shareholders' equity	$4,955,155	$4,713,196	$4,483,208	$4,470,961	$4,410,229	$4,570,540
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(184,155)	(186,883)	(189,612)	(192,342)	(195,071)	(205,988)
Associated tax impact	49,749	50,371	50,992	51,613	52,235	53,055
Tangible common shareholders' equity	$4,719,948	$4,475,883	$4,243,787	$4,229,431	$4,166,592	$4,316,806

Diluted common shares outstanding, net of treasury shares [a]	86,738	87,189	87,617	87,706	87,660	87,948

Book value per diluted common share	$57.13	$54.06	$51.17	$50.98	$50.31	$51.97

Tangible book value per diluted common share	$54.42	$51.34	$48.44	$48.22	$47.53	$49.08

[a] Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended March 31,
	2024	2023
Net income available to common shareholders	$387,896	$172,534
Net investment (gains) losses	9,207	20,190
Foreign exchange losses (gains)	(23,552)	8,710
Reorganization expenses	12,299	—
Interest in (income) loss of equity method investments	(1,169)	2,205
Bermuda net deferred tax asset [a]	(162,705)	—
Income tax benefit [b]	(1,814)	(3,585)
Operating income	$220,162	$200,054

Earnings per diluted common share	$4.53	$2.01
Net investment (gains) losses	0.11	0.24
Foreign exchange losses (gains)	(0.27)	0.10
Reorganization expenses	0.14	—
Interest in (income) loss of equity method investments	(0.01)	0.03
Bermuda net deferred tax asset	(1.90)	—
Income tax benefit	(0.03)	(0.05)
Operating income per diluted common share	$2.57	$2.33

Weighted average diluted common shares outstanding	85,693	85,853

Average common shareholders' equity	$4,834,176	$4,250,070

Annualized return on average common equity	32.1%	16.2%

Annualized operating return on average common equity	18.2%	18.8%

[a] Net deferred tax benefit due to the recognition of deferred tax assets net of deferred tax liabilities related to a future Bermuda corporate income tax rate of 15%, pursuant to the Corporate Income Tax Act 2023.
[b] Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).
Reorganization expenses in 2024 primarily relate to severance costs mainly attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2024 primarily relate to severance costs mainly attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Bermuda net deferred tax asset is due to the recognition of deferred tax assets net of deferred tax liabilities related to a future Bermuda corporate income tax rate of 15%, pursuant to the Corporate Income Tax Act 2023 effective for fiscal years beginning on or after January 1, 2025. The Bermuda net deferred tax asset is not related to the underwriting process. Therefore, this income is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.